UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 14, 2023 (April 11, 2023)

Zhanling International Limited

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54301	88-0981710
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 305-306, 3/F., New East Ocean Centre, No.9 Science Museum Road, Tsim Sha Tsui, Hong Kong	999077
(Address of principal executive offices)	(Zip Code)

(852) 31117718

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(g) of the Exchange Act: None

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	ZLME	N/A

EXPLANATORY NOTE

On April 11, 2023, Zhanling International Limited (the “Company”) filed a form 8-K (the “Original 8-K”), reporting the three private transactions. The Company filed this current report on Form 8-K/A on June 14, 2023 to amend item 5.01 of the Original 8-K with the disclosure of the private transaction about 14,640 shares of Common Stock of the Company held by Shanghai Capital Resource Limited were transferred to NingNing Xu (the “Purchaser”).

Item 5.01 Changes in Control of Registrant.

On April 10, 2023, as a result of three private transactions, (i) 13,908 shares of Common Stock, $0.001 par value per share (the “Shares”) of the Company, were transferred from Liang Zhao to NingNing Xu; (ii) the beneficial owner of Shanghai Capital Resources Ltd, a company shareholder of Zhanling International Limited which held 14,640 shares of Common Stock, $0.001 par value per share of the Company, was transferred from Liang Zhao to NingNing Xu; and (iii) 24,532 shares of Common Stock, $0.001 par value per share (the “Shares”) of the Company, were transferred from Xiangchen Li to NingNing Xu. As a result, the Purchaser became the owner of approximately 72.51% of the voting rights of the issued and outstanding share capital of the Company and became the controlling shareholder. The consideration paid for the Shares and the second transaction was $53,080. The source of the cash consideration for the Shares and the second transaction was the personal funds of the Purchaser.

Other than as described below, there are no arrangements or understandings among both the former and new control persons and their associates with respect to the election of directors of the Company or other matters.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	FORM OF STOCK PURCHASE AGREEMENT, dated April 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 14, 2023

Zhanling International Limited

/s/ NingNing Xu
By:	NingNing Xu
Title:	CEO

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